SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 31, 2000

                       AmeriServe Food Distribution, Inc.
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                          000-19367                       75-2296149
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                              15305 Dallas Parkway
                                Addison, TX 75001
               (Address of principal executive offices) (zip code)

                                   (972) 364-2000
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

                  On March 31, 2000, AmeriServe Food Distribution, Inc. issued a press release regarding AmeriServe's relationship with its Burger King customers. The release was in response to a story by a Dow Jones reporter. A copy of the press release is attached as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Exhibit 99.4  --  Press Release dated March 31, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            AMERISERVE FOOD
                                            DISTRIBUTION, INC.


                                              By:_______________________________
                                                  Name: Kevin J. Rogan
                                                  Title: Senior Vice President,
                                                         General Counsel and
                                                         Secretary

Date:  March 31, 2000